January 20, 2004

                                DREYFUS FOUNDERS FUNDS, INC.
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                     DATED MAY 1, 2003

DIRECTORS AND OFFICERS

The section of the Statement of Additional Information entitled "Directors and Officers - Committees" is hereby amended on pages 32 and 33 by replacing the last sentence of the first paragraph with the following:

      Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: Chairman, Dreyfus Founders Funds, Inc., 210 University Boulevard, Suite 800, Denver, CO 80206.

The section of the Statement of Additional Information entitled "Directors and Officers - Officers" is hereby amended on page 37 by replacing the last paragraph with the following:

      Except for Mr. Germenis, each of the Company's directors and officers may be contacted at the Funds' address: 210 University Boulevard, Suite 800, Denver, Colorado 80206. Mr. Germenis may be contacted at 200 Park Avenue, New York, New York 10166.